UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2016

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2016, pSivida Corp. (the “Company”) eliminated the position of Vice President of Corporate Affairs and General Counsel and therefore Lori Freedman, the Company’s Vice President of Corporate Affairs, General Counsel and Company Secretary, will no longer be employed by the Company effective as of December 26, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on December 12, 2016. The stockholders elected each of the Company’s nominees for director, approved certain stock option and restricted stock unit grants to the Company’s President and Chief Executive Officer, approved certain stock option grants to the Company’s non-executive directors, approved, on an advisory basis, the Company’s 2016 executive compensation, approved the Company’s 2016 Incentive Plan and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The proposals below are described in detail in the Company’s definitive proxy statement filed with the SEC on October 26, 2016.

The results are as follows:

1.	Election of Directors:

	Vote type	Vote Results
David J. Mazzo, Ph.D.	For	11,535,068
	Withheld	5,057,549
	Non Votes	7,829,221
Nancy Lurker	For	13,249,154
	Withheld	3,343,463
	Non Votes	7,829,221
Michael Rogers	For	11,577,671
	Withheld	5,014,946
	Non Votes	7,829,221
Douglas Godshall	For	11,576,505
	Withheld	5,016,112
	Non Votes	7,829,221
James Barry, Ph.D.	For	11,580,505
	Withheld	5,012,112
	Non Votes	7,829,221
Jay Duker, M.D.	For	11,949,703
	Withheld	4,642,914
	Non Votes	7,829,221

2.	Approval of stock option and restricted stock unit grants to Nancy Lurker, President and Chief Executive Officer.

Vote type	Vote Results
For	12,460,546
Against	3,948,469
Abstain	183,602
Non Votes	7,829,221

3.	Approval of stock option grants to the following non-executive directors:

	Vote type	Vote Results
David J. Mazzo, Ph.D.	For	10,215,707
	Against	6,060,957
	Abstain	315,953
	Non Votes	7,829,221
Michael Rogers	For	10,376,196
	Against	6,048,169
	Abstain	168,252
	Non Votes	7,829,221
Douglas Godshall	For	10,376,954
	Against	6,047,494
	Abstain	168,169
	Non Votes	7,829,221
James Barry, Ph.D.	For	10,379,946
	Against	6,047,419
	Abstain	165,252
	Non Votes	7,829,221
Jay Duker, M.D.	For	10,377,804
	Against	6,049,169
	Abstain	165,644
	Non Votes	7,829,221

4.	Approval on an advisory basis of pSivida Corp.’s 2016 executive compensation.

Vote type	Vote Results
For	10,136,615
Against	6,015,860
Abstain	440,142
Non Votes	7,829,221

5.	Approval of pSivida Corp. 2016 Incentive Plan

Vote type	Vote Results
For	11,244,595
Against	5,003,191
Abstain	344,831
Non Votes	7,829,221

6.	Ratification of the appointment of Deloitte & Touche LLP.

Vote type	Vote Results
For	21,068,426
Against	3,236,122
Abstain	117,290

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

pSivida Corp.

Date: December 16, 2016	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer